INDIANA ENERGY, INC.
             UNFUNDED SUPPLEMENTAL RETIREMENT PLAN
           FOR A SELECT GROUP OF MANAGEMENT EMPLOYEES
      (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1997)



     Pursuant  to  rights  reserved under  Section  5.01  of  the

Indiana  Gas Company, Inc. Unfunded Supplemental Retirement  Plan

For  a Select Group of Management Employees (the "Plan"), Indiana

Gas  Company, Inc. hereby transfers sponsorship of  the  Plan  to

Indiana  Energy,  Inc.  (the "Company")  and  hereby  amends  and completely restates the Plan, effective as of October 1, 1997, to provide, in its entirety, as follows:



                            PREAMBLE



     This Plan is an unfunded supplemental retirement plan for  a

select   group  of  management  employees  of  the  Company   and

affiliates  of  the  Company and is designed to  meet  applicable

exemptions  under  Sections  201(2),  301(a)(3),  401(a)(1)   and

4021(b)(6)  of  the Employee Retirement Income  Security  Act  of

1974,  as  amended,  and  under Department  of  Labor  Regulation

Section 2520.104-23.







                           ARTICLE I

                          DEFINITIONS



     Section   1.01.    Acquisition   of   Control.    The   term

"Acquisition of Control" means:



          (1)  The acquisition by any individual, entity or group

     (within the meaning of Section 13(d)(3) or 14(d)(2)  of  the

     Securities  Exchange Act of 1934, as amended (the  "Exchange

     Act"))  (a  "Person")  of beneficial ownership  (within  the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty  percent  (20%)  or  more  of  either  (a)  the  then outstanding  shares  of common stock  of  the  Company  (the

     "Outstanding  Energy  Common Stock")  or  (b)  the  combined voting  power  of the then outstanding voting securities  of the  Company  entitled to vote generally in the election  of directors  (the  "Outstanding  Energy  Voting  Securities");

     provided, however, that the following acquisitions shall not constitute  an Acquisition of Control:  (i) any  acquisition directly  from  the  Company (excluding  an  acquisition  by virtue of the exercise of a conversion privilege), (ii)  any acquisition  by  the Company, (iii) any acquisition  by  any employee  benefit  plan  (or  related  trust)  sponsored  or maintained by the Company, Indiana Gas Company, Inc. or  any

     corporation   controlled  by  the  Company   or   (iv)   any

     acquisition by any corporation pursuant to a reorganization,

     merger  or consolidation, if, following such reorganization,

     merger or consolidation, the conditions described in clauses

     (a), (b) and (c) of subsection (3) of this Section 1.01  are satisfied;



          (2)   Individuals who, as of July 25, 1997,  constitute

     the Board of Directors of the Company (the "Incumbent Energy

     Board")  cease  for  any  reason to constitute  at  least  a majority  of  the  Board of Directors of  the  Company  (the

     "Energy  Board");  provided, however,  that  any  individual becoming  a  director subsequent to the  date  hereof  whose election, or nomination for election by shareholders of  the

     Company,  was approved by a vote of at least a  majority  of the  directors  then comprising the Incumbent  Energy  Board shall  be considered as though such individual were a member of  the  Incumbent  Energy Board, but  excluding,  for  this purpose,  any  such individual whose initial  assumption  of office  occurs as a result of either an actual or threatened election  contest (as such terms are used in Rule 14a-11  of

     Regulation 14A promulgated under the Exchange Act) or  other actual or threatened solicitation of proxies or consents  by or on behalf of a Person other than the Energy Board; or



          (3)   Approval by the shareholders of the Company of  a

     reorganization,  merger  or  consolidation,  in  each  case,

     unless,    following   such   reorganization,   merger    or

     consolidation,  (a)  more  than  sixty  percent  (60%)   of,

     respectively, the then outstanding shares of common stock of the  corporation resulting from such reorganization,  merger or  consolidation and the combined voting power of the  then outstanding  voting securities of such corporation  entitled to  vote  generally  in the election of  directors  is  then beneficially  owned,  directly  or  indirectly,  by  all  or substantially all of the individuals and entities  who  were the  beneficial  owners, respectively,  of  the  Outstanding

     Energy Common Stock and Outstanding Energy Voting Securities

     immediately   prior  to  such  reorganization,   merger   or

     consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization,  merger or  consolidation,  of  the  Outstanding  Energy  Stock  and

     Outstanding  Energy Voting Securities, as the case  may  be,

     (b)  no Person (excluding Energy, any employee benefit  plan or  related trust of the Company, Indiana Gas Company,  Inc.

     or  such  corporation  resulting from  such  reorganization,

     merger  or consolidation and any Person beneficially owning,

     immediately   prior  to  such  reorganization,   merger   or

     consolidation, directly or indirectly, twenty percent  (20%)

     or   more   of  the  Outstanding  Energy  Common  Stock   or

     Outstanding   Voting  Securities,  as  the  case   may   be)

     beneficially  owns, directly or indirectly,  twenty  percent

     (20%)  or more of, respectively, the then outstanding shares of  common  stock  of  the corporation resulting  from  such reorganization,  merger  or consolidation  or  the  combined voting  power  of the then outstanding voting securities  of such  corporation entitled to vote generally in the election of  directors and (c) at least a majority of the members  of the  board  of  directors of the corporation resulting  from such reorganization, merger or consolidation were members of the  Incumbent Energy Board at the time of the execution  of the  initial  agreement providing for  such  reorganization,

     merger or consolidation;

          (4)  Approval by the shareholders of the Company of (a)

     a  complete liquidation or dissolution of the Company or (b)

     the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect  to  which following such sale or other  disposition

     (i) more than sixty percent (60%) of, respectively, the then outstanding  shares of common stock of such corporation  and the  combined  voting power of the then  outstanding  voting securities of such corporation entitled to vote generally in the  election  of  directors  is  then  beneficially  owned,

     directly or indirectly, by all or substantially all  of  the individuals  and  entities who were the  beneficial  owners,

     respectively,  of  the Outstanding Energy Common  Stock  and

     Outstanding  Energy Voting Securities immediately  prior  to such  sale  or other disposition in substantially  the  same proportion  as  their ownership, immediately prior  to  such sale  or other disposition, of the Outstanding Energy Common

     Stock and Outstanding Energy Voting Securities, as the  case may  be,  (ii)  no  Person (excluding the  Company  and  any employee  benefit  plan  or related trust  of  the  Company,

     Indiana Gas Company, Inc. or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more  of  the Outstanding Energy Common Stock or Outstanding

     Energy  Voting Securities, as the case may be)  beneficially owns,  directly or indirectly, twenty percent (20%) or  more of,  respectively,  the then outstanding  shares  of  common stock  of such corporation and the combined voting power  of the  then  outstanding voting securities of such corporation entitled to vote generally in the election of directors  and

     (iii)  at  least a majority of the members of the  board  of directors  of such corporation were members of the Incumbent

     Energy  Board  at the time of the execution of  the  initial agreement or action of the Energy Board providing  for  such sale or other disposition of assets of the Company; or



          (5)   The closing, as defined in the documents relating

     to, or as evidenced by a certificate of any state or federal governmental  authority in connection  with,  a  transaction approval  of which by the shareholders of the Company  would constitute an Acquisition of Control under subsection (3) or

     (4) of this Section 1.01.



Notwithstanding   anything  contained  in   this   Plan,   if   a

Participant's  employment is terminated before an Acquisition  of

Control  and  the Participant reasonably demonstrates  that  such termination  (a)  was  at the request of a third  party  who  has indicated  an  intention or taken steps reasonably calculated  to

effect   an  Acquisition  of  Control  and  who  effectuates   an

Acquisition  of  Control  (a  "Third  Party")  or  (b)  otherwise

occurred   in  connection  with,  or  in  anticipation   of,   an

Acquisition  of  Control  which actually  occurs,  then  for  all purposes of this Plan, the date of an Acquisition of Control with respect to the Participant shall mean the date immediately  prior to the date of such termination of the Participant's employment.



     Section  1.02.   Administrator.   The  term  "Administrator"

means  the Company, which shall have the sole authority to manage and to control the operation and administration of this Plan.



     Section  1.03.  Average Monthly Earnings.  The term "Average

Monthly Earnings" means for a Participant an amount equal to  the total  salary (inclusive of bonuses, inclusive of incentive  pay,

inclusive  of  elective  deferrals by  such  Participant  to  the

Company  Savings Plan and to the Indiana Energy,  Inc.  Executive

Compensation  Deferral Plan and inclusive  of  salary  reductions

elected   by such Participant to a plan maintained by the Company

under  Section 125 of the Code but exclusive of awards made under the  Indiana  Energy, Inc. Executive Restricted  Stock  Plan  and

exclusive of distributions under the Company Savings Plan and the

Indiana  Energy, Inc. Executive Compensation Deferral Plan)  paid to  such Participant by the Company in the sixty (60) consecutive calendar month period ending on the first (1st) to occur of:



          (1)  the date of such Participant's death, or



          (2)   the  date  of such Participant's  Termination  of

     Employment.



divided by sixty (60).



     Section  1.04.  Board.  The term "Board" means the Board  of

Directors  of the Company.  Whenever the provisions of this  Plan require  action by the Board, it may be taken by the Compensation

Committee  of the Board with the same force and effect as  though taken by the entire Board.



     Section   1.05.    Cause.    The  term   "Cause"   means   a

Participant's  fraud, dishonesty, theft of  corporate  assets  or other gross misconduct.



     Section  1.06.   Code.  The term "Code" means  the  Internal

Revenue  Code of 1986 as now in effect or hereafter  amended  and shall also include all regulations promulgated thereunder.



      Section  1.07.  Company.  The term "Company" means  Indiana

Energy, Inc. and any successors thereto; provided, however,  that for purposes of Section 1.03, Section 1.08, Section 1.09, Section

1.10,  Section  1.11, Section 1.13, Section 1.16,  Section  1.20,

Section  3.03  and  Section 5.05, "Company"  shall  also  include

Proliance  Energy,  L.L.C.  and any entity  affiliated  with  the

Company within the meaning of Section 414(b) of the Code and  any successor thereto.



     Section  1.08.   Company Contributions  Account.   The  term

"Company  Contributions  Account" means  for  a  Participant  the account  maintained on his behalf in the Company Savings Plan  to which  Company contributions (other than his elective  deferrals)

are  credited, including the annual Company contribution  to  the

Company  Savings  Plan  and matching contributions  made  on  his behalf  to  the Company Savings Plan, as adjusted to reflect  any earnings or losses credited thereto.



     Section  1.09.   Company Pension Plan.   The  term  "Company

Pension   Plan"   means   the  Indiana  Energy,   Inc.   Combined

Non-Bargaining Plan as now in effect or as hereafter amended.



     Section  1.10.   Company Savings Plan.   The  term  "Company

Savings  Plan" means the Indiana Energy, Inc. Retirement  Savings

Plan  as now in effect or as hereafter amended.  For all purposes of  this  Plan  (including, but not limited to,  determining  the amount  of reduction in a Participant's benefit applicable  under

Section  3.02(2)),  the term "Company Savings  Plan"  shall  also include  the Proliance Energy, L.L.C. Retirement Savings Plan  as

now  in  effect  or as hereafter amended and any other  qualified defined contribution plan maintained by the Company.



     Section   1.11.    Company  Savings  Plan  Monthly   Benefit

Equivalent.   The  term  "Company Savings  Plan  Monthly  Benefit

Equivalent"  means  for a Participant the  amount  determined  by converting  such Participant's Company Contributions  Account  in the Company Savings Plan to a monthly benefit for life commencing at the later of:



          (1)   the  date  of such Participant's  Termination  of

     Employment or, if earlier, his death, or



          (2)   the  date on which such Participant  reaches  age

     sixty-five (65).



For  purposes of making the conversion required by this  Section,

the following actuarial assumptions shall be used:



Interest Assumption:          8% per year, compounded annually

Mortality Assumption:               1983  Group Annuity Mortality
                              Table (unloaded) Unisex Rates



     Section  1.12.   Effective Date.  The term "Effective  Date"

means January 1, 1990.



     Section  1.13.   Good Reason.  The term "Good Reason"  means

for a Participant, without the Participant's written consent:



          (1)   a  demotion in the Participant's status, position

     or  responsibilities which, in his reasonable judgment, does not  represent  a  promotion from his  status,  position  or responsibilities  as  in  effect  immediately  prior  to  an

     Acquisition of Control;



          (2)  the assignment to the Participant of any duties or

     responsibilities  which,  in his  reasonable  judgment,  are inconsistent with such status, position or responsibilities;

     or  any  removal  of  the Participant  from  or  failure  to reappoint or reelect him to any of such positions, except in connection with the termination of his employment for  Total

     Disability,  death or Cause or by him other  than  for  Good

     Reason;



          (3)   a  reduction by the Company in the  Participant's

     base salary as in effect immediately prior to an Acquisition of Control or as the same may be increased from time to time after the Acquisition of Control or the Company's failure to increase  (within  twelve (12) months of  the  Participant's last  increase in base salary) the Participant's base salary after  an Acquisition of Control in an amount which at least equals,  on  a  percentage  basis,  the  average  percentage increase  in  base  salary  for  all  executive  and  senior officers  of  the  Company effected in the preceding  twelve

     (12) months;



          (4)   the relocation of the principal executive offices

     of  the  Company or Company affiliate, whichever  entity  on

     behalf   of  which  the  Participant  performs  a  principal

     function  of that entity as part of his employment services,

     to a location outside the Indianapolis, Indiana metropolitan area or the Company's requiring him to be based at any place other  than  the location at which he performed  his  duties prior  to  an  Acquisition of Control, except  for  required travel  on the Company's business to an extent substantially consistent with his business travel obligations at the  time of an Acquisition of Control;



          (5)   the failure by the Company to continue in  effect

     any incentive, bonus or other compensation plan in which the

     Participant participates, including but not limited  to  the

     Company's stock option and restricted stock plans,  if  any,

     unless  an  equitable arrangement (embodied  in  an  ongoing

     substitute   or  alternative  plan),  with  which   he   has

     consented,  has  been  made with respect  to  such  plan  in connection  with the Acquisition of Control, or the  failure by the Company to continue his participation therein, or any action  by  the  Company which would directly or  indirectly materially reduce his participation therein;



          (6)   the failure by the Company to continue to provide

     the Participant with benefits substantially similar to those enjoyed by him or to which he was entitled under any of  the

     Company's pension, profit sharing, life insurance,  medical,

     dental, health and accident, or disability plans in which he was  participating at the time of a Acquisition of  Control,

     the taking of any action by the Company which would directly or  indirectly  materially reduce any of  such  benefits  or deprive him of any material fringe benefit enjoyed by him or to  which he was entitled at the time of the Acquisition  of

     Control,  or the failure by the Company to provide him  with the number of paid vacation and sick leave days to which  he is  entitled  on  the  basis of years of  service  with  the

     Company  in  accordance with the Company's  normal  vacation policy in effect on the date hereof;



          (7)  the failure of the Company after an Acquisition of

     Control   to  obtain  a  satisfactory  agreement  from   any

     successor  or assign of the Company to assume and  agree  to perform any termination benefits agreement in effect for the

     Participant; or



          (8)   any  request by the Company that the  Participant

     participate   in  an  unlawful  act  or  take   any   action

     constituting  a  breach  of  the Participant's  professional standard of conduct.



      Section  1.14.  Participant.  The term "Participant"  means any  individual who is eligible for benefits under Article II  of this Plan.



     Section  1.15.   Plan.  The term "Plan"  means  the  Indiana

Energy,  Inc. Unfunded Supplemental Retirement Plan for a  Select

Group of Management Employees.



     Section  1.16.  Primary Social Security Benefit.   The  term

"Primary Social Security Benefit" means the monthly amount of old age  insurance benefit available at age sixty-five (65) under the provisions of Title II of the Social Security Act in effect at  a

Participant's Termination of Employment.  The computation of such amount  shall  be  made  by the Company,  and  the  fact  that  a

Participant  does  not actually receive such  amount  because  of failure  to  apply, continuance of work or for any  other  reason

shall  be  disregarded.   In determining a Participant's  Primary

Social  Security  Benefit, the Company may estimate  "wages"  (as such  term is interpreted for purposes of Title II of the  Social

Security Act) for any calendar year beginning before the date  on which such Participant's employment with the Company commenced by applying backwards from the earliest known complete calendar year earnings  with the Company, using the U.S. Average Wage Table  or

any   similar   index   substituted  by   the   Social   Security

Administration.  For the period beginning on the date on which  a

Participant   terminates  his employment  with  the  Company  and

ending  on  the  date  he  attains  age  sixty-five  (65),   such

Participant  shall be deemed to receive "wages" from the  Company at the same level in effect immediately before his Termination of

Employment.



     Section   1.17.   Qualified  Joint  and  One-Half   Survivor

Annuity.    The  term  "Qualified  Joint  and  One-Half  Survivor

Annuity"  means the form of payment in which a monthly income  is

payable   for  the  lifetime  of  a  Participant  and  continuing

thereafter  in  an  amount  one-half  (1/2)  as  large  to   such

Participant's surviving Spouse, if any, for life.



     Section  1.18.   Retirement Age.  The term "Retirement  Age"

means  the  date  on which a Participant attains  age  sixty-five

(65).



     Section  1.19.  Spouse.  The term "Spouse" means  the  legal spouse  of a Participant at the date of such Participant's  death or, if earlier, the date of his Termination of Employment.



     Section   1.20.   Termination  of  Employment.    The   term

"Termination of Employment" means the date on which a Participant

retires,   resigns,  incurs  a  Total  Disability  or  otherwise,

voluntarily or involuntarily, terminates his full-time employment with the Company.



       Section   1.21.   Total  Disability.   The   term   "Total

Disability"  means  a physical or mental condition  arising  from bodily  injury  or  disease  which prevents  a  Participant  from

engaging   in  his  current  position  or  in  another   position

commensurate with his current position, taking into consideration his  education,  training  and experience,  and  which  is  of  a character,  based on the medical opinion of a licensed  physician who is not related to such Participant and who is satisfactory to the Company, that such condition presumably will be permanent and continuous for the remainder of such Participant's lifetime.



                           ARTICLE II

                         PARTICIPATION



     The  individuals eligible for benefits as Participants shall

be  listed  on  Schedule A to this Plan.   The  Company  may  add

additional  Participants  by action of  the  Board.   Subject  to

Section  5.01, the Company may delete Participants by  action  of the  Board.  Any additions or deletions of Participants shall  be listed and reflected on Schedule A to the Plan.



                           ARTICLE III

                            BENEFITS

     Section 3.01.  Death Benefits.

     (a)  Pre-Retirement Death Benefit.  Upon the death of a

Participant before his Termination of Employment, the Spouse, if any, of such Participant shall be entitled to receive  monthly death benefits under this Plan for life.  The monthly death

benefits shall be paid to a deceased Participant's surviving

Spouse on the first (1st) calendar day of each month, commencing with the first (1st) month immediately following the later of (1)

the date of such deceased Participant's death or (2) the date on which such deceased Participant would have attained age fifty

(50) but for his death.  The amount of the monthly death benefits to be paid to the Spouse of a deceased Participant shall be an amount equal to the monthly survivor benefit which such Spouse would have been entitled to receive had the Participant's

Termination of Employment occurred immediately before his death and if such Participant had commenced to receive his monthly benefit payments in the form of a Qualified Joint and One-Half

Survivor Annuity under Section 3.02 or 3.03, whichever is

applicable, based on such deceased Participant's age at the date of his death.



          (b)   Post-Retirement Death Benefit.  If a  Participant

dies after his Termination of Employment and such Participant was receiving  monthly benefits at the time of his death  under  this

Plan  or was entitled to receive monthly benefits under this Plan under  any  other Section of this Article but such  Participant's date of death preceded the benefit commencement date, the Spouse,

if  any,  of such Participant shall only be entitled to  benefits hereunder  if  such  deceased Participant was  receiving  or  had elected to receive his benefits in the form of  a Qualified Joint and  One-Half Survivor Annuity under Section 3.02, 3.03 or  3.04,

whichever is applicable.



     Section  3.02.   Retirement Benefits.  Upon a  Participant's

Termination  of  Employment  on  or  after  attainment   of   the

Retirement  Age,  such Participant shall be entitled  to  receive

monthly  retirement  benefits under  this  Plan  for  life.   The

benefits  shall be paid on the first (1st) calendar day  of  each month,  commencing with the first (1st) month subsequent  to  the month  in  which occurs a Participant's Termination of Employment

and  concluding  with the month in which occurs his  death.   The

amount of the monthly retirement benefits for a Participant shall be  equal  to  sixty-five  percent (65%)  of  such  Participant's

Average Monthly Earnings, less the following:



          (1)   the  monthly benefits which such  Participant  is

     entitled to receive under the Company Pension Plan in effect at the date of such Participant's Termination of Employment,

     assuming  he elected to have his benefit payments under  the

     Company Pension Plan commence at age sixty-five (65) or,  if later, the date of his Termination of Employment in the form of a life annuity;



          (2)   such  Participant's Company Savings Plan  Monthly

     Benefit Equivalent; and



            (3)    such  Participant's  Primary  Social  Security

     Benefit.



If  a Participant is married at the date his benefit payments are to  commence and notwithstanding anything contained in this  Plan to  the  contrary, such Participant may elect to have his monthly benefits  paid in the form of an actuarially equivalent Qualified

Joint  and  One-Half  Survivor Annuity.   For  purposes  of  this

Article,  an actuarially equivalent Qualified Joint and  One-Half

Survivor Annuity shall be determined in the same manner as it  is determined under the Company Pension Plan.



     Section  3.03.   Other  Termination of Employment  Benefits.

If, before attainment of the Retirement Age and not by reason  of his incurring a Total Disability, a Participant's employment with the Company:



          (a)  is involuntarily terminated by the Company without

     Cause,



          (b)   is voluntarily terminated by such Participant for

     Good Reason after an Acquisition of Control, or



          (c)  is voluntarily terminated by such Participant with

     the  consent of the Chief Executive Officer or the President of  the  Company or, in the case of Energy's Chief Executive

     Officer or President, with the consent of the Board,



such  Participant shall be entitled to receive monthly retirement benefits under this Plan for life.  The benefits shall be paid on the  first (1st) calendar day of each month, commencing with  the first  (1st)  month subsequent to the month in which occurs  such

Participant's Termination of Employment or, if later,  the  month in  which  such Participant attains age fifty (50) and concluding with  the  month in which occurs his death.  The  amount  of  the early  monthly  retirement benefits for a  Participant  shall  be equal to the product of:



           (1)   the  amount  of the monthly retirement  benefits

     determined in accordance with Section 3.02; and



          (2)   a fraction (not to exceed one (1)), the numerator

     of  which  is the number of full calendar months  that  such

     Participant  was employed by the Company and the denominator of  which  is the number of full calendar months  that  such

     Participant would have been employed by the Company had  his employment continued until the Retirement Age or, if lesser,

     three hundred (300);



provided, however, that the amount of the monthly payments  to  a

Participant  shall be further reduced to the extent  and  in  the same manner that such payments would be reduced if made under the

Company  Pension Plan to reflect the commencement of the payments before  such  Participant's Retirement Age.  If a Participant  is married  at  the  date his benefit payments are to  commence  and notwithstanding anything contained in this Plan to the  contrary,

such  Participant may elect to have his monthly benefits paid  in the  form  of  an  actuarially  equivalent  Qualified  Joint  and

One-Half  Survivor Annuity.  A Participant whose employment  with the Company is terminated before attainment of Retirement Age for

Cause  by  the  Company, voluntarily by such Participant  without consent of the Board or, if his employment is terminated after an

Acquisition  of  Control, without consent of the  Board  or  Good

Reason shall not be entitled to any benefits hereunder.



      Section  3.04.   Disability Benefits.  A Participant  whose

Termination of Employment is the result of his incurring a  Total

Disability before the Retirement Age shall be entitled to receive monthly  disability  benefits  under  this  Plan  for  life.  The benefits  shall be paid on the first (1st) calendar day  of  each month,  commencing with the first (1st) month subsequent  to  the month  in which such Participant attains the Retirement  Age  and concluding with the month in which occurs his death.  The  amount of  the monthly disability benefits for a Participant under  this

Section  shall  be  determined in the same manner  as  retirement benefits are calculated under Section 3.02.  If a Participant  is married  at  the  date his benefit payments are to  commence  and notwithstanding anything contained in this Plan to the  contrary,

such  Participant may elect to have his monthly benefits paid  in the  form  of  an  actuarially  equivalent  Qualified  Joint  and

One-Half Survivor Annuity.  If a Participant who incurs  a  Total

Disability  dies  before attainment of the  Retirement  Age,  his surviving  Spouse, if any, shall be entitled to monthly  benefits for  life,  commencing  the  first  (1st)  month  following  such

Participant's  death, equal to the survivor benefits  that  would have  been  payable  to the Spouse under this Section  under  the

Qualified Joint and One-Half Survivor Annuity form of payment had

the   Participant  survived  to  the  Retirement  Age;  provided,

however; that the amount of the monthly payments to his surviving

Spouse  shall be further reduced to the extent and  in  the  same manner  that  such  payments would be reduced if made  under  the

Company  Pension Plan to reflect the commencement of the payments before the date that such deceased Participant would have reached the Retirement Age.



                           ARTICLE IV

                         ADMINISTRATION



     Section  4.01.  Delegation of Responsibility.   The  Company

may  delegate its duties involved in the administration  of  this

Plan to such person or persons whose services are deemed by it to be necessary or convenient.  However, the ultimate responsibility for  the  administration  of  this Plan  shall  remain  with  the

Company.



     Section 4.02.  Payment of Benefits.  The benefits under this

Plan shall be paid solely from the general assets of the Company.

No  Participant  or  his Spouse shall have any  interest  in  any specific  assets  of the Company under the terms  of  this  Plan.

This  Plan  shall not be considered to create an escrow  account,

trust  fund  or  other  funding arrangement  of  any  kind  or  a fiduciary relationship between a Participant and the Company.



     Section 4.03.  Construction of Plan.  The Company shall have the power to construe this Plan and to determine all questions of fact or law arising under it.  It may correct any  defect, supply any  omission or reconcile any inconsistency in this Plan in such manner  and to such extent as it may deem appropriate.  All  acts and  determinations of the Company shall be final and  conclusive on  the  Company,  the  Participants,  the  Spouses  of  deceased

Participants and on any and all other persons who may be affected by, or have an interest in, this Plan.

                           ARTICLE V

                         MISCELLANEOUS



     Section 5.01.  Amendment or Termination of Plan.  This  Plan

may  be  amended, modified or terminated by the Board;  provided,

however,  that  no  such amendment, modification  or  termination shall  have the effect of reducing the benefits currently in  pay status  to  a  Participant or, if applicable, his Spouse  or  the

benefits   that   would  have  been  payable   hereunder   if   a

Participant's  employment with the Company  had  been  terminated without  Cause by the Company immediately before such  amendment,

modification or termination.



     Section  5.02.   Successors.  This Plan and the  obligations

hereunder shall be binding on any successor of the Company.



     Section  5.03.  Duration of Plan.  Subject to Section  5.01,

this  Plan shall terminate at the date on which the final benefit payment has been made pursuant to the terms of this Plan.



      Section 5.04.  Choice of Law.  This Plan shall be construed and interpreted pursuant to, and in accordance with, the laws  of the State of Indiana.



     Section 5.05.  No Employment Contract.  This Plan shall  not be  construed  as  an agreement, consideration or  inducement  of

employment  or  as  affecting  in  any  manner  the   rights   or

obligations  of the Company or of any Participant to continue  or to terminate the employment relationship at any time.



     Section  5.06.   Non-Alienation.  No person shall  have  any

right  to anticipate, pledge, alienate or assign any rights under

this  Plan, and any effort to do so shall be null and void.   The

benefits payable under this Plan shall be exempt from the  claims of  creditors  or  other claimants and from all orders,  decrees,

levies  and executions and any other legal process to the fullest extent that may be permitted by law.



     Section  5.07.  Gender and Number.  Words in the one  gender

shall   be   construed  to  include  the  other   genders   where

appropriate;  words in the singular or plural shall be  construed as being in the plural or singular where appropriate.



     Section  5.08.   Headings.  The headings in  this  Plan  are

solely  for  convenience of reference and shall  not  affect  its interpretation.



      This amended and restated Plan has been executed on this 1st day of October, 1997 to be effective as of October 1, 1997.



                                   INDIANA GAS COMPANY, INC.



                                   By:
                                        /s/ Lawrence A. Ferger
                                        Its:   Chairman of the Board



     This   Plan   has  been  adopted  on  this  1st  day   of

October, 1997 by Indiana Energy, Inc.



                                   INDIANA ENERGY, INC.



                                   By:
                                        /s/ Lawrence A. Ferger
                                        Its:   Chairman of the Board


                      INDIANA ENERGY, INC.
             UNFUNDED SUPPLEMENTAL RETIREMENT PLAN
           FOR A SELECT GROUP OF MANAGEMENT EMPLOYEES


                           SCHEDULE A

               Revised Effective October 1, 1997




       NAME

Lawrence A. Ferger

Niel C. Ellerbrook

Paul T. Baker

Anthony E. Ard

Carl L. Chapman

Timothy M. Hewitt

Steven M. Schein

Jerrold L. Ulrey

Stephen E. Williams

Thomas J. Zabor

Jerome A. Benkert, Jr.

Ronald E. Christian

Eric Schach

Christopher M. Crawford

Robert D. Stegner (Retired)

Jack L. Diley (Retired)

Kenneth J. Roberts (Retired)

Wendell L. Thaler (Retired)